March 8, 2022 Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Q4 2021 Business and Financial Highlights

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Disclaimer and Cautionary Note Regarding Forward-Looking Statements This presentation contains certain statements which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding future financial results, future operations, future financial position, projected costs, objectives of management, and other statements regarding Momentus’ or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to risks related to obtaining licenses and government approvals for our missions; delays or impediments in vehicle development, manufacture, test and deployment; the harsh and unpredictable environment of space in which our products operate; increased competition in our industry due in part to rapid technological development; delays or impediments in the development, manufacture and deployment of our vehicles; failure of our vehicles and components to operate as intended either due to error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions; product delays or failures; design and engineering flaws; launch failures or other events that force us to cancel or reschedule launches,; our ability to convert backlog or inbound inquiries into revenue; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the effects of the COVID-19 pandemic on our business; and the factors, risks and uncertainties included in the section entitled “Risk Factors” in the prospectus dated September 14, 2021 related to the Registration Statement on Form S-1 (No. 333-259281) filed by Momentus with the Securities and Exchange Commission (the "SEC") on September 3, 2021, as such factors may be updated from time to time in our other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There can be no assurance that we will achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Moreover, it is not possible for our management to predict all risks or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this presentation with the understanding that our actual results may be materially different from the plans, intentions and expectations disclosed in the forward-looking statements we make. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The technology underlying our anticipated service offerings is still in the process of being developed, and has not been fully tested or validated in space. Our ability to execute on our business plan is dependent on the successful development and commercialization of our technologies. Development of space technologies is extremely complex, time consuming, and expensive, and there can be no assurance that our predicted theoretical and ground-based results will translate into operational space vehicles that operate within the parameters we expect, or at all. Our first launch with customers is currently anticipated to occur as early as June 2022, subject to receipt of licenses and government approvals, and successful completion of our current efforts to get the system ready for flight. Prior planned launches were cancelled due to not receiving required licenses and other governmental approvals and other factors, and we can offer no assurances that our first launch will occur in June 2022 or that we will ever receive the required licenses and other governmental approvals. Use of Non-GAAP Financial Measures This presentation references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. Momentus defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items Momentus believes are not indicative of its core operating performance. Momentus defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non-recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP. Momentus believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about Momentus that is helpful in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures Momentus uses may not be directly comparable to similarly titled measures of other companies.

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Recent Progress • Continued work to bring Vigoride orbital transfer vehicle to market. • Completed assembly and initial system-level functional testing of Vigoride 3. • Subsequent to quarter end, we completed system-level thermal vacuum testing of Vigoride 3. • Continue to believe that Vigoride 3 is on a path to complete ground tests in time for inaugural launch. • Signed Launch Services Agreements (LSAs) for two ports on SpaceX Transporter-5 mission, targeted for June 2022. • Subsequent to quarter end, we signed LSAs for four additional SpaceX missions including: - Transporter-6, targeted for October 2022 * - Transporter-7, targeted for January 2023 * - Transporter-8, targeted for April 2023 * - Transporter-9, targeted for October 2023 * • Established Strategic Advisory Group comprised of five leaders and technology experts to advise company leadership on programmatic, technical, and operational matters. • Subsequent to quarter end, welcomed Jason Garkey as new Security Officer, reporting to Security Director Vic Mercado. • Made good progress implementing compliance tasks required under NSA including majority of IT modernization plan. * Our launch plans remain subject to the receipt of licenses and other government approvals, and successful completion of our current efforts to get Vigoride and other space hardware ready for flight.

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Execution Toward Strategy Element of Strategy Recent progress point(s) Bring Vigoride to market soon and with required features and reliability. • Launch Services Agreement (LSA) with SpaceX for inaugural mission as early as June ’22.* • Signed LSAs for additional SpaceX ports in Oct ‘22, Jan ’23, Apr ’23, and Oct ‘23.* • Completed Critical Design Review on next generation (Block 2.2) Vigoride design. Make Vigoride reusable and expand its capabilities beyond hub-and-spoke transportation mission. • Plan to carry at least one Hosted Payload in 2022. • Working to develop requisite technologies for reusability and satellite-to-satellite services such as in-orbit maintenance, refueling and de-orbiting. Broaden service offering into adjacent markets. • Using one of two June ports to launch a third-party product designed to deploy customer satellites directly from the launch vehicle (no orbital transfer vehicle). • Meets needs of customers who don’t require a precise orbit more economically than would be possible with a more capable, but also more expensive, Vigoride vehicle. Continuous innovation. • Continuing work to develop robotic arm, sensor packages, fluid transfer system, propulsion and power systems and other novel technologies. • Applicable to Vigoride block upgrades or larger future vehicles. Attract, develop, and retain a highly- skilled and motivated workforce. • Hired new Security Officer who is already making a big difference on NSA implementation. • Continued building out our engineering staff and restructuring our organizational design. • Made new resources available to engineers including new Strategic Advisory Group. * Our launch plans remain subject to the receipt of licenses and other government approvals, and successful completion of our current efforts to get Vigoride and other space hardware ready for flight.

Execution Plan

Vigoride 1



Vigoride 2



Vigoride 3



Vigoride 5



Vigoride schedule (as of March 8, 2022)

	Design Phase			System Build & Verification Phase							
	C0DR	PDR	CDR	Unit Qual	Sys Pre-Env	TVAC	Vibe	Sys Post-Env	Cust. Int.	LV Int.	Launch
Vigoride 1	Complete										
Vigoride 2	Complete										
Vigoride 3	Complete										
Vigoride 5	Complete				In Process						

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited.

These photos are Not Export Controlled and contain no Protected Technical Information.

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Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Fourth Quarter Financial Highlights • $67 million in backlog (potential revenue), as of January 31, 2022. * • Non-restricted cash and cash equivalents of approximately $160 million as of December 31, 2021. • Gross debt of approximately $25M, consisting of a term loan that we will begin to repay in March. • Revenue recognition will begin when we start flying customers to space. • Q4 loss from operations at approximately $24.7 million. • Q4 Adjusted EBITDA was negative $16.4 million. • Adjusted EBITDA excludes stock-based compensation expense, certain legal matters, and net mark- to-market gains and losses on warrant liabilities, and other adjusting items. • Refer to the Appendix of this presentation for reconciliation with equivalent GAAP quantities. * Backlog contains firm orders as well as options, which allow customers to opt-in to launches on shorter notice without requiring a separate agreement. The breadth of these signed contracts spans across 24 companies in 15 countries. In general, our customers have the right to cancel their contracts with the understanding that they will forgo their deposits. If a customer cancels a contract before it is required to pay non-refundable deposits, we may not receive revenue from these orders, except for an initial deposit which is paid at the time the contract is signed.

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Thank You! 7

Appendix

Copyright 2022 . Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Income Statement 9 Three Months Ended December 31, Year ended December 31, 12/31/2021 12/31/2020 12/31/2021 12/31/2020 Service revenue -$ 365$ 330$ 365$ Cost of revenue (decrease) - 368 (135) 368 Gross margin - (3) 465 (3) Operating expenses: Research and development expenses 11,574 8,960 51,321 22,718 Selling, general and administrative expenses 13,103 4,467 48,905 11,945 Total operating expenses 24,677 13,427 100,226 34,663 Loss from operations (24,677) (13,430) (99,761) (34,666) Other income (expense): Decrease (increase) in fair value of SAFE notes - (164,595) 209,291 (267,290) Decrease (increase) in fair value of warrants 27,505 (1,860) 37,330 (3,177) Realized loss on disposal of asset (17) (482) (17) (482) Interest income 0 0 2 7 Interest expense (5,544) (324) (14,229) (470) SEC settlement - - (7,000) - Other income (expense) 3 5 (7) (4,960) (949) Total other income (expense) 21,948 (167,268) 220,417 (272,360) Income (loss) before income taxes (2,728) (180,698) 120,656 (307,026) Income tax provision 1 - 2 1 Net income ( loss) (2,729)$ (180,698)$ 120,654$ (307,027)$ Net income ( loss) per share, basic (0.05)$ (2.88)$ 1.85$ (4.90)$ Net income ( loss) per share, fully diluted (0.05)$ (2.88)$ 1.70$ (4.90)$ Weighted average shares outstanding, basic 60,589,566 62,722,340 65,177,873 62,643,121 Weighted average shares outstanding, fully diluted 60,589,566 62,722,340 70,918,777 62,643,121

Copyright 2022 . Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Balance Sheet 10 ASSETS 12/31/2021 12/31/2020 LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT) 12/31/2021 12/31/2020 Current assets: Current liabilities Cash and cash equivalents 160,036 23,005 Accounts payable 1,911 1,863 Restricted cash, current 197 100 Accrued expenses 9,785 3,064 Prepaids and other current assets 9,431 4,508 Share repurchase liability, current - - Total current assets 169,664 27,613 Other current liabilities 5,075 220 Non-current assets: - - Total current liabilities 38,867 7,314 Property, machinery and equipment, net 4,829 2,321 Contract liabilities, non-current 1,554 711 Intangible assets, net 349 305 Loan Payable, non-current - - Operating right-of-use assets 7,604 316 Warrant liability 5,749 3,206 Deferred offering costs - 2,610 SAFE notes - 314,440 Restricted cash, non-current 314 415 Operating lease liabilities, non-current 7,284 72 Other non-current assets 3,065 2,740 Other non-current liabilities 483 49 Total assets 185,825 36,320 Total non-current liabilities 15,070 318,478 Total liabilities 53,937 325,792 Stockholders’ equity (deficit): Common stock, $0.00001 par value; 250,000,000 shares authorized and 81,211,781 issued and outstanding as of December 31, 2021; 142,804,498 shares authorized and 62,510,690 issued and outstanding as of December 31, 20201 1 Additional paid-in capital 340,570 39,866 Treasury Stock - - Accumulated deficit (208,683) (329,338) Total stockholders’ equity (deficit) 131,888 (289,472)

Copyright 2022 . Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Cash Flow Statement 11 12/31/2021 12/31/2020 12/31/2021 12/31/2020 Cash flows from operating activities: Cash flows from financing activities: Net income (loss) 120,654$ (307,027)$ Proceeds from issuance of SAFE notes 30,853 44,650 Adjustments to reconcile net income (loss) to net cash used in operating activities: Proceeds from issuance of loan payable 25,000 2,458 Depreciation and amortization 1,092 590 Proceeds from exercise of stock options 336 91 Amortization of debt discount and issuance costs 11,729 116 Payment for repurchase of Section 16 Officer common shares for tax coverage exchange(151) - (Decrease) increase in fair value of warrants (37,330) 3,177 Payment of notes payable (1,500) (2,507) (Decrease) increase in fair value of SAFE notes (209,291) 267,290 Payment of debt issuance costs (144) (37) Impairment of prepaid launch costs 9,450 1,500 Payment of warrant issuance costs (31) (1) Loss on disposal of fixed and intangible assets 17 482 Payment for repurchase of common shares (40,000) - Stock-based compensation expense 18,452 2,771 Proceeds from issuance of common shares in PIPE 110,000 - Changes in operating assets and liabilities: Payments of issuances costs related to PIPE (4,416) - Prepaids and other current assets (14,373) (3,616) Payments for issuance costs related to Business Combination (21,285) - Other non-current assets (325) (760) Net cash provided by financing activities 226,829 44,654 Accounts payable 1,562 (997) Accrued expenses 7,042 1,813 Increase in cash, cash equivalents and restricted cash 137,027 10,519 Other current liabilities 4,810 211 Cash, cash equivalents and restricted cash, beginning of period 23,520 13,002 Contract liabilities (1,071) 1,916 Cash, cash equivalents and restricted cash, end of period 160,547.00$ 23,519.55$ Lease liabilities and right-of-use assets 859 (0) Supplemental disclosure of non-cash investing and financing activities Other non-current liabilities 11 - Fair value of common stock issued upon conversion of SAFE notes 136,001 - Net cash used in operating activities (86,712) (32,534) Fair value of common stock issued upon conversion of warrants 6,999 - Reclassification of deferred offering costs to APIC 2,610 - Cash flows from investing activities: Deferred offering costs in accounts payable and accrued expenses at period end - 506 Purchases of property, machinery and equipment (2,972) (1,502) Deferred offering costs in loans payable at period end - - Purchases of intangible assets (118) (99) Fair value of warrants assumed upon Business Combination 31,225 - Net cash used in investing activities (3,090) (1,601) Operating lease right-of-use assets in exchange for lease obligations 8,501 - Supplemental disclosure of cash flow information Cash paid for income taxes 1 1 Cash paid for interest 2,500 353

Copyright 2022 . Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. GAAP to Non-GAAP Reconciliation – Adj. EBITDA 1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid.

Copyright 2022 . Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. GAAP to Non-GAAP Reconciliation – SG&A and R&D

Copyright 2022 . Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. GAAP to Non-GAAP Reconciliation – Adj. EBITDA

Copyright 2022 . Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. GAAP to Non-GAAP Reconciliation – SG&A and R&D